Rental Income	12 Months Ended
Dec. 31, 2011
Rental Income
Rental Income

Note N—Rental Income

        Minimum future rentals on non-cancelable operating leases and subleases of flight equipment that has been delivered as of December 31, 2011 are shown below.

Year Ended	(Dollars in thousands)
2012	$4,090,969
2013	3,584,841
2014	2,899,392
2015	2,180,321
2016	1,570,348
Thereafter	1,700,867

        Additional net overhaul rentals recognized and rental revenue we earned based on the lessees' usage aggregated $253.2 million in 2011, $328.8 million in 2010 and $342.9 million in 2009. Flight equipment is leased, under operating leases, with remaining terms ranging from one to 15 years.

        Unamortized lease incentives of $119.9 million, $89.3 million and $85.3 million at December 31, 2011, 2010 and 2009, respectively, is included in Lease receivables and other assets on our Consolidated Balance Sheets.